Exhibit 99.1

REALNETWORKS ANNOUNCES SECOND QUARTER 2012 RESULTS

SEATTLE – August 8, 2012 – RealNetworks, Inc. (Nasdaq: RNWK) today announced results for the second quarter ended June 30, 2012.

Quarterly Summary:

•	Revenue of $65.5 million

•	Net income of $81.0 million or $2.32 per diluted share

•	Adjusted EBITDA of $(6.5) million

•	Cash and short term investments of $282.9 million as of June 30, 2012

•	Results reflect $120.0 million sale of patent assets to Intel on April 5, 2012

“It’s clear that there’s a lot of work to do to get RealNetworks back on track,” said Rob Glaser, Chairman and interim CEO of RealNetworks. “We are moving quickly to put a plan in place to do so.”

Second Quarter Results

For the second quarter of 2012, revenue was $65.5 million, a sequential decrease of 2% from the first quarter of 2012, and a decrease of 22% compared with the second quarter of 2011. Revenue trends in each of RealNetworks’ businesses in the second quarter of 2012 compared with the year-earlier quarter were: a 22% decline in Emerging Products revenue to $9.9 million, a 16% decrease in Core Products revenue to $38.3 million, and a 31% decrease in Games revenue to $17.4 million.

Net income for the second quarter of 2012 was $81.0 million, or $2.32 per diluted share, compared with a net loss of $(6.8) million, or $(0.20) per share, in the second quarter of 2011. Net income for the most-recent quarter included the net gain on the sale of patent assets to Intel Corp. of approximately $117.9 million, and $3.1 million in gains on the sale of other assets, including a portion of the company’s investment in LoEn Entertainment, Inc. RealNetworks’ share of Rhapsody losses increased to $(2.1) million in the second quarter of 2012 from $(1.0) million in the second quarter of 2011. Tax expense of $(24.3) million in the second quarter of 2012, compared with $(1.0) million in the year-ago quarter, included taxes associated with the gain from the sale of patent assets.

Adjusted EBITDA loss for the second quarter was $(6.5) million, compared with adjusted EBITDA income of $2.2 million for the second quarter of 2011. A reconciliation of GAAP operating income and loss to adjusted EBITDA is provided in the financial tables that accompany this release.

As of June 30, 2012, RealNetworks had $282.9 million in unrestricted cash, cash equivalents and short-term investments, of which approximately $37.8 million is held in foreign jurisdictions,

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compared with cash of $185.1 million at Dec. 31, 2011. The increase in the cash balance reflects the proceeds from the sale of patent assets to Intel and other asset sales. In addition, RealNetworks had $42.5 million in restricted cash and available-for-sale securities as of June 30, 2012.

Segment Operating Results

	2012	2012	2011
	Q2	Q1	Q2
		(in thousands)
Revenue
Core Products	$38,250	$37,697	$45,735
Emerging Products	9,913	10,159	12,717
Games	17,363	19,108	25,300
Corporate	—	—	—

Total	$65,526	$66,964	$83,752

Operating Income (loss)
Core Products	$4,140	$1,801	$7,208
Emerging Products	1,021	508	370
Games	(1,302)	(983)	2,049
Corporate	100,309	(19,868)	(14,411)

Total	$104,168	$(18,542)	$(4,784)

Adjusted EBITDA
Core Products	$6,628	$4,400	$9,900
Emerging Products	1,266	754	707
Games	(619)	(324)	2,748
Corporate	(13,784)	(12,247)	(11,133)

Total	$(6,509)	$(7,417)	$2,222

Business Outlook

For the third quarter of 2012, RealNetworks expects revenue of $59 million to $62 million. The company expects revenue from Games, Core Products and Emerging Products to decline sequentially and year over year. RealNetworks expects to report a third-quarter adjusted EBITDA loss of $(9) million to $(12) million.

Anticipating significant restructuring activities in the second half of 2012, RealNetworks is not providing full-year guidance for 2012.

The foregoing forward-looking statements reflect RealNetworks’ expectations as of August 8, 2012. It is not RealNetworks’ general practice to update these forward-looking statements until its next quarterly results announcement.

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Webcast and Conference Call Information

The company will host an audio Webcast conference call to review results and discuss the company’s operations for the second quarter at 5:00 p.m. ET on August 8. The Webcast will be available at: http://investor.realnetworks.com.

Webcast participants will need RealPlayer® to hear the webcast, which can be downloaded at www.real.com.

The on-demand Webcast will be available beginning approximately two hours following the conclusion of the live Webcast.

Conference Call Details

5 p.m. ET / 2 p.m. PT

Dial in: 888-790-3162 Domestic

415-228-4854 International

Passcode: Second Quarter Earnings

Leader: Rob Glaser

Telephonic replay will be available until 8 p.m. ET, August 22, 2012.

Replay dial in:

866-425-0182 Domestic

203-369-0874 International

For More Information:

Marj Charlier, Investor Relations at RealNetworks, Inc.

206-892-6785 or mcharlier@realnetworks.com

Press Only:

Barbara Krause, Krause Taylor Associates for RealNetworks, Inc.

408-981-2429 or barbara@krause-taylor.com.

About RealNetworks:

RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks’ corporate information is located at http://www.realnetworks.com.

About Non-GAAP Financial Measures:

To supplement RealNetworks’ condensed consolidated financial statements presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reporting segment, which management believes provide investors with useful information.

In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reporting segment.

The rationale for management’s use of non-GAAP measures is included in the supplementary materials presented with the second quarter earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company’s report on Form 8-K, which is being submitted today to the SEC.

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Forward-Looking Statements: This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks’ current expectations for revenue; adjusted EBITDA; the development of its business plans; and plans to undertake restructuring activities. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. Actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: fluctuations in foreign currencies; RealNetworks’ ability to realize operating efficiencies, growth and other benefits from the implementation of its strategic initiatives; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks’ business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; and changes in RealNetworks’ effective tax rate. More information about potential risk factors that could affect RealNetworks’ business and financial results is included in RealNetworks’ annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks’ financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities and the reported amounts of revenues and expenses during the reported period. Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, RealPlayer and GameHouse are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

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RealNetworks, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(Unaudited)

	Quarters Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(in thousands, except per share data)
Net revenue	$65,526	$83,752	$132,490	$171,053
Cost of revenue	25,962	30,666	53,389	62,732

Gross profit	39,564	53,086	79,101	108,321

Sale of patents and other technology assets, net of costs (A)	117,933	—	116,353	—
Operating expenses:
Research and development	16,028	17,809	33,846	37,704
Sales and marketing	22,694	28,853	46,490	57,333
General and administrative	13,068	10,874	26,344	16,496
Restructuring and other charges	1,539	508	3,148	7,412
Loss (gain) on excess office facilities	—	(174)	—	(174)

Total operating expenses	53,329	57,870	109,828	118,771

Operating income (loss)	104,168	(4,784)	85,626	(10,450)

Other income (expenses):
Interest income, net	225	311	869	690
Gain (loss) on sale of equity and other investments, net	3,078	—	3,078	—
Equity in net loss of Rhapsody investment	(2,114)	(1,018)	(2,482)	(4,299)
Other income (expense), net	(49)	(311)	1,426	(433)

Total other income (expense), net	1,140	(1,018)	2,891	(4,042)

Income (loss) before income taxes	105,308	(5,802)	88,517	(14,492)
Income tax (expense) benefit	(24,311)	(1,047)	(24,535)	(4,662)

Net income (loss)	$80,997	$(6,849)	$63,982	$(19,154)

Basic net income (loss) per share	$2.33	$(0.20)	$1.85	$(0.56)
Diluted net income (loss) per share	$2.32	$(0.20)	$1.83	$(0.56)
Shares used to compute basic net income (loss) per share	34,752	34,135	34,620	34,067
Shares used to compute diluted net income (loss) per share	34,900	34,135	34,914	34,067

(A)	On April 5, 2012, RealNetworks completed the sale of certain patents and other technology assets to Intel for a cash purchase of $120.0 million.

RealNetworks, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(Unaudited)

	June 30,	December 31,
	2012	2011
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$199,540	$106,333
Short-term investments	83,406	78,739
Trade accounts receivable, net	38,512	41,165
Deferred costs, current portion	1,701	1,424
Prepaid expenses and other current assets	17,933	21,902

Total current assets	341,092	249,563

Equipment, software, and leasehold improvements, at cost:
Equipment and software	106,391	104,352
Leasehold improvements	26,130	25,947

Total equipment, software, and leasehold improvements	132,521	130,299
Less accumulated depreciation and amortization	94,975	92,825

Net equipment, software, and leasehold improvements	37,546	37,474
Restricted cash equivalents and investments	10,174	10,168
Equity method investments	5,316	7,798
Available for sale securities	32,296	37,204
Other assets	3,088	2,954
Deferred costs, non-current portion	276	843
Deferred tax assets, net, non-current portion	4,535	18,419
Other intangible assets, net	5,050	7,169
Goodwill	6,188	6,198

Total assets	$445,561	$377,790

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$22,443	$17,151
Accrued and other liabilities	63,053	59,194
Deferred revenue, current portion	10,187	11,835
Accrued loss on excess office facilities, current portion	593	596

Total current liabilities	96,276	88,776
Deferred revenue, non-current portion	185	195
Accrued loss on excess office facilities, non-current portion	1,536	2,151
Deferred rent	2,692	2,944
Deferred tax liabilities, net, non-current portion	1,132	1,443
Other long-term liabilities	9,871	10,994

Total liabilities	111,692	106,503

Shareholders’ equity	333,869	271,287

Total liabilities and shareholders’ equity	$445,561	$377,790

RealNetworks, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
	2012	2011
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$63,982	$(19,154)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	8,162	8,116
Stock-based compensation	4,065	6,129
Equity in net loss of Rhapsody investment	2,482	4,299
Excess tax benefit from stock option exercises	—	(57)
Deferred income taxes, net	22,496	(351)
Gain on sale of patent and other technology assets, net of costs	(116,353)	—
Gain on sale of equity and other investments, net	(3,078)	—
Realized translation gain	(1,611)	—
Other	(79)	147
Net change in certain operating assets and liabilities	2,493	(4,619)

Net cash provided by (used in) operating activities	(17,441)	(5,490)

Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(4,989)	(3,134)
Proceeds from sale of patents and other technology assets, net of costs	116,353	—
Proceeds from sale of equity and other investments	4,165	—
Purchases of short-term investments	(18,637)	(54,844)
Proceeds from sales and maturities of short-term investments	13,970	62,005
Decrease (increase) in restricted cash equivalents and investments, net	(5)	(141)
Payment of acquisition costs, net of cash acquired	—	(2,888)

Net cash provided by (used in) investing activities	110,857	998

Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	1,221	1,610
Tax payments from shares withheld upon vesting of restricted stock	(884)	—
Excess tax benefit from stock option exercises	—	57

Net cash provided by (used in) financing activities	337	1,667

Effect of exchange rate changes on cash and cash equivalents	(546)	3,537

Net increase (decrease) in cash and cash equivalents	93,207	712
Cash and cash equivalents, beginning of period	106,333	236,018

Cash and cash equivalents, end of period	$199,540	$236,730

RealNetworks, Inc. and Subsidiaries

Supplemental Financial Information

(Unaudited)

	2012		2011
	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business:
Core Products (A)	$38,250	$37,697	$46,693	$50,705	$45,735	$48,107
Emerging Products (B)	9,913	10,159	11,974	10,764	12,717	11,135
Games (C)	17,363	19,108	21,552	22,945	25,300	28,059

Total net revenue	$65,526	$66,964	$80,219	$84,414	$83,752	$87,301

Core Products Revenue by Product:
SaaS (D)	$23,286	$23,463	$28,255	$30,381	$30,216	$30,526
Systems Integration / Professional Services (E)	965	426	771	3,844	388	1,840
Technology Licensing (F)	7,189	6,207	9,246	6,250	6,508	6,425
Consumer Subscriptions (G)	6,810	7,601	8,421	10,230	8,623	9,316

Total Core Products net revenue	$38,250	$37,697	$46,693	$50,705	$45,735	$48,107

Net Revenue by Geography:
United States	$28,614	$31,814	$37,298	$38,969	$41,984	$44,469
Rest of world	36,912	35,150	42,921	45,445	41,768	42,832

Total net revenue	$65,526	$66,964	$80,219	$84,414	$83,752	$87,301

Product Metrics (subscribers and ICM presented as greater than):
Addressable subscribers of mobile operators under contract (H)	725,000	725,000	725,000	700,000	775,000	775,000
SaaS subscribers (I)	30,600	30,500	30,050	34,000	34,550	35,900
Monthly SaaS ARPU (in cents) (J)	$0.16	$0.15	$0.19	$0.17	$0.18	$0.18
ICM delivered in billions (K)	162	166	165	162	157	151
Consumer subscribers(L)	350	400	425	500	475	500

Net Revenue by Line of Business:

(A)	The Core Products segment primarily includes revenue from SaaS services, system integration and professional services to carriers and mobile handset companies, sales of technology licenses of our software products such as Helix for handsets, consumer subscriptions such as SuperPass and our international radio subscription services.
(B)	The Emerging Products segment primarily includes revenue from RealPlayer and related products, such as the distribution of third party software products, advertising on RealPlayer websites and sales of RealPlayerPlus software licenses to consumers.
(C)	The Games segment primarily includes revenue from sales of games licenses, online games subscription services, advertising on game sites and social network sites, games syndication services, microtransactions from online and social games and sales of mobile games.

Core Products Revenue by Product:

(D)	Software as a Service (SaaS) revenue includes revenue from music on demand (MOD), video on demand (VOD), ringtones, ringback tones (RBT) and intercarrier messaging services provided to network service providers, who are largely mobile phone networks.
(E)	Systems Integrations / Professional Services revenue includes professional services, other than those associated with software sales, provided to mobile carriers and handset manufacturers.
(F)	Technology Licensing includes revenue from sales of software and other intellectual property licenses such as Helix server licenses and Helix software licenses for handsets.
(G)	Consumer Subscriptions includes revenue from SuperPass as well as our international radio subscription services.

Product Metrics:

(H)	Total subscribers reported at the end of the quarter of mobile carriers that offer one or more of our SaaS services, other than intercarrier messaging services, to their customers.
(I)	SaaS subscribers include RBT, MOD and VOD services, measured at the end of the quarter.
(J)	Monthly SaaS ARPU (Average Revenue Per User) is calculated by dividing (a) the total quarterly revenue from SaaS subscription services, including RBT, MOD, VOD, by (b) the number of SaaS subscribers at the end of the quarter, and dividing the resulting quotient by three.
(K)	ICM (Intercarrier message) represents the total number of messages delivered across our messaging platform during the quarter.
(L)	Consumer subscribers primarily includes our SuperPass and GamePass products.

RealNetworks, Inc. and Subsidiaries

Segment Results of Operations

(Unaudited)

	2012		2011	2012	2011
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
Core Products
Net revenue	$38,250	$37,697	$45,735	$75,947	$93,842
Cost of revenue	17,681	17,828	19,353	35,509	40,337

Gross profit	20,569	19,869	26,382	40,438	53,505
Gross margin	54%	53%	58%	53%	57%
Operating expenses	16,429	18,068	19,174	34,497	38,560

Operating income (loss)	$4,140	$1,801	$7,208	$5,941	$14,945
Adjusted EBITDA	$6,628	$4,400	$9,900	$11,028	$20,160
Emerging Products
Net revenue	$9,913	$10,159	$12,717	$20,072	$23,852
Cost of revenue	1,800	2,105	2,978	3,905	4,518

Gross profit	8,113	8,054	9,739	16,167	19,334
Gross margin	82%	79%	77%	81%	81%
Operating expenses	7,092	7,546	9,369	14,638	19,260

Operating income (loss)	$1,021	$508	$370	$1,529	$74
Adjusted EBITDA	$1,266	$754	$707	$2,020	$519
Games
Net revenue	$17,363	$19,108	$25,300	$36,471	$53,359
Cost of revenue	5,572	6,661	8,040	12,233	16,574

Gross profit	11,791	12,447	17,260	24,238	36,785
Gross margin	68%	65%	68%	66%	69%
Operating expenses	13,093	13,430	15,211	26,523	32,025

Operating income (loss)	$(1,302)	$(983)	$2,049	$(2,285)	$4,760
Adjusted EBITDA	$(619)	$(324)	$2,748	$(943)	$6,088
Corporate
Net revenue	$—	$—	$—	$—	$—
Cost of revenue	909	833	295	1,742	1,303

Gross profit	(909)	(833)	(295)	(1,742)	(1,303)
Gross margin	N/A	N/A	N/A	N/A	N/A
Gain on sale of patents and other technology assets, net of costs	117,933	(1,580)	—	116,353	—
Operating expenses	16,715	17,455	14,116	34,170	28,926

Operating income (loss)	$100,309	$(19,868)	$(14,411)	$80,441	$(30,229)
Adjusted EBITDA	$(13,784)	$(12,247)	$(11,133)	$(26,031)	$(17,003)
Total
Net revenue	$65,526	$66,964	$83,752	$132,490	$171,053
Cost of revenue	25,962	27,427	30,666	53,389	62,732

Gross profit	39,564	39,537	53,086	79,101	108,321
Gross margin	60%	59%	63%	60%	63%
Gain on sale of patents and other technology assets, net of costs	117,933	(1,580)	—	116,353	—
Operating expenses	53,329	56,499	57,870	109,828	118,771

Operating income (loss)	$104,168	$(18,542)	$(4,784)	$85,626	$(10,450)
Adjusted EBITDA	$(6,509)	$(7,417)	$2,222	$(13,926)	$9,764

RealNetworks, Inc. and Subsidiaries

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by reporting segment

(Unaudited)

	2012		2011	2012	2011
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
Core Products
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by reporting segment:
Operating income (loss)	$4,140	$1,801	$7,208	$5,941	$14,945
Acquisitions related intangible asset amortization	786	802	710	1,588	1,184
Depreciation and amortization	1,702	1,797	1,982	3,499	4,031

Adjusted EBITDA	$6,628	$4,400	$9,900	$11,028	$20,160
Emerging Products
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by reporting segment:
Operating income (loss)	$1,021	$508	$370	$1,529	$74
Acquisitions related intangible asset amortization	79	79	53	158	53
Depreciation and amortization	166	167	284	333	392

Adjusted EBITDA	$1,266	$754	$707	$2,020	$519
Games
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by reporting segment:
Operating income (loss)	$(1,302)	$(983)	$2,049	$(2,285)	$4,760
Acquisitions related intangible asset amortization	207	209	256	416	510
Depreciation and amortization	476	450	443	926	818

Adjusted EBITDA	$(619)	$(324)	$2,748	$(943)	$6,088
Corporate
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by reporting segment:
Operating income (loss)	$100,309	$(19,868)	$(14,411)	$80,441	$(30,229)
Other income (expense), net	(49)	1,475	(311)	1,426	(433)
Depreciation and amortization	628	614	569	1,242	1,128
Restructuring and other charges	1,539	1,609	508	3,148	7,412
Stock-based compensation	1,722	2,343	2,686	4,065	5,293
Gain on sale of patents and other technology assets, net of costs	(117,933)	1,580	—	(116,353)	—
Loss (Gain) on excess office facilities	—	—	(174)	—	(174)

Adjusted EBITDA	$(13,784)	$(12,247)	$(11,133)	$(26,031)	$(17,003)
Total
Reconciliation of GAAP operating income (loss) to adjusted EBITDA:
Operating income (loss)	$104,168	$(18,542)	$(4,784)	$85,626	$(10,450)
Other income (expense), net	(49)	1,475	(311)	1,426	(433)
Acquisitions related intangible asset amortization	1,072	1,090	1,019	2,162	1,747
Depreciation and amortization	2,972	3,028	3,278	6,000	6,369
Loss (Gain) on excess office facilities	—	—	(174)	—	(174)
Restructuring and other charges	1,539	1,609	508	3,148	7,412
Stock-based compensation	1,722	2,343	2,686	4,065	5,293
Gain on sale of patents and other technology assets, net of costs	(117,933)	1,580	—	(116,353)	—

Adjusted EBITDA	$(6,509)	$(7,417)	$2,222	$(13,926)	$9,764